As filed with the Securities and Exchange Commission on July 3, 2001

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of the Registrant as specified in its charter)
Delaware	41-0129150
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

4666 Faries Parkway

Decatur, Illinois 62526

(217) 424-5200

(Address and telephone number of the Registrant's principal executive offices)

_______________

David J. Smith

Vice President, Secretary and General Counsel

Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, Illinois 62526

(217) 424-5200

(Name, address and telephone number of agent for service)

_______________

Copy to:

James E. Nicholson

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402-3901

Approximate date of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock (without par value)	272,006 shares	$13.47	$3,663,921	$916
  Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), on the basis of the average of the high and low reported sale prices of the Registrant's Common Stock as reported on the New York Stock Exchange Composite Tape on July 2, 2001.

____________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Subject to completion, dated July 3, 2001

PROSPECTUS

272,006 Shares

ARCHER-DANIELS-MIDLAND COMPANY

Common Stock
______________________

Our company's common stock is listed on the New York Stock Exchange under the symbol "ADM". The last reported sale price of our common stock on the New York Stock Exchange on July 2, 2001 was $13.52 per share.

_________________________________________

This prospectus relates to shares of common stock of our company that may be sold by one of our shareholders. We will not receive any proceeds from the sale of those shares.

_________________________________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SHARES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is July __, 2001

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549, 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities. Our SEC filings are also available at the offices of the New York Stock Exchange and the Chicago Stock Exchange. For further information on obtaining copies of our public filings at the New York Stock Exchange, you should call (212) 656-5060, and for further information on obtaining copies of our public filings at the Chicago Stock Exchange, you should call (312) 663-2423.

We "incorporate by reference" into this prospectus the information we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus, and information that we file subsequently with the SEC will automatically update this prospectus. We incorporate by reference the documents listed below and any filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the initial filing of the registration statement that contains this prospectus and before the time that all the shares offered by this prospectus are sold:

    Annual Report on Form 10-K for the year ended June 30, 2000 (which incorporates by reference certain portions of our 2000 Annual Report to Shareholders, including financial statements and notes thereto, and certain portions of the definitive Notice and Proxy Statement for our Annual Meeting of Shareholders held on October 26, 2000);
    Quarterly Reports on Form 10-Q for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001;
    Current Report on Form 8-K dated January 19, 2001;
    the description of our common stock contained in a registration statement filed with the SEC under the Securities Exchange Act; and
    all documents that we file with the SEC under the Securities Exchange Act before the termination of the offering by the selling shareholders.

You may request a copy of these filings, other than an exhibit to a filing, unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

Secretary

Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, Illinois 62526

Telephone: (217) 424-5200

We have not authorized anyone to give any information or to make any representations concerning the offering of the shares except that which is contained or incorporated by reference in this prospectus. If anyone gives or makes any other information or representation, you should not rely on it. We are only offering the shares in states where the offer is permitted. Information in this prospectus (including information incorporated by reference) may change after the date printed below - you should not assume that there has been no change in that information or in our company's affairs since that date.

THE COMPANY

We are a major processor of agricultural products for the food and feed industries. We are one of the world's largest oilseed and vegetable oil processors, corn refiners, fuel alcohol producers and wheat millers.

We were incorporated in Delaware in 1923 as the successor to a business formed in 1902. Our executive offices are located at 4666 Faries Parkway, Decatur, Illinois 62526. Our telephone number is (217) 424-5200. When we refer to "our company", "we", "our" or "us" in this prospectus we mean Archer-Daniels-Midland Company, its subsidiaries and their predecessors, unless otherwise noted or indicated by the context.

SELLING SHAREHOLDER

The following table identifies the selling shareholder and the number of outstanding shares of common stock of our company beneficially owned by the selling shareholder as of July 2, 2001. The maximum number of shares proposed to be sold by the selling shareholder pursuant to this Registration Statement is shown below.

	Shares Owned Prior to Offering ________________________			Shares Owned After Offering (1) ________________________
Name _______________________	Number (2) _________	Percent of Outstanding _________	Shares Offered (2) _________	Number _________	Percent of Outstanding __________
GROWMARK, Inc.	3,146,569	*	272,006	2,874,563	*

* represents less than one percent of our Company's outstanding common stock

Growmark's Chairman and President, O. Glenn Webb, is a member of our Company's Board of Directors.

PLAN OF DISTRIBUTION

The distribution of the shares offered by the selling shareholders may be effected from time to time in one more transactions on:

    the New York Stock Exchange or otherwise;
    in the over-the-counter market;
    in negotiated transactions;
    through the writing of options on shares (whether the options are listed on an options exchange or otherwise); or
    by a combination of these methods of sale.

The sales may be at market prices prevailing at the time of sale, at prices related to those prevailing market prices, or at negotiated prices. The selling shareholders may effect these transactions by selling shares through broker-dealers, and those broker-dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the selling shareholders and/or purchasers of shares for whom they may act as agent (which compensation may be in excess of customary commissions). The selling shareholders and broker- dealers that participate with the selling shareholders in the distribution of shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by them and any profit on the resale of shares may be deemed to be underwriting compensation.

We will pay the expenses of the offering by the selling shareholders, which we estimate to be $14,000.

LEGAL OPINIONS

The validity of the shares offered hereby will be passed upon for us by David J. Smith, Vice President, Secretary and General Counsel of our company. Mr. Smith beneficially owns shares of common stock of our company.

EXPERTS

Ernst & Young LLP, independent auditors, have audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2000, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Securities and Exchange Commission registration fee	$ 916
Legal services	5,000
Blue Sky fees and expenses	-------
Accounting services	5,000
Printing and engraving	2,000
Miscellaneous	1,084
Total	$14,000

All of the above items except the registration fee are estimated, and all of the expenses will be paid by the Registrant.

Item 15. Indemnification of Directors and Officers.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to an action (other than an action by or in the right of the corporation) by reason of his service as a director, officer, employee or agent of the corporation, or his service, at the corporation's request, as a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys' fees) that are actually and reasonably incurred by him ("Expenses"), and judgments, fines and amounts paid in settlement that are actually and reasonably incurred by him, in connection with the defense or settlement of such action, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. Although Delaware law permits a corporation to indemnify any person referred to above against Expenses in connection with the defense or settlement of an action by or in the right of the corporation, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, if such person has been judged liable to the corporation, indemnification is only permitted to the extent that the Court of Chancery (or the court in which the action was brought) determines that, despite the adjudication of liability, such person is entitled to indemnity for such Expenses as the court deems proper. The General Corporation Law of the State of Delaware also provides for mandatory indemnification of any director, officer, employee or agent against Expenses to the extent such person has been successful in any proceeding covered by the statute. In addition, the General Corporation Law of the State of Delaware permits (i) Delaware corporations to include a provision in their certificates of incorporation limiting or eliminating the personal liability of a director to a corporation or its stockholders, under certain circumstances, for monetary damages or breach of fiduciary duty as a director and (ii) the general authorization of advancement of a director's or officer's litigation expenses, including by means of a mandatory charter or bylaw provision to that effect, in lieu of requiring the authorization of such advancement by the board of directors in specific cases. In addition, the General Corporation Law of the State of Delaware provides that indemnification and advancement of expenses provided by the statute shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement or otherwise.

Article Fourteenth of the Certificate of Incorporation of the Registrant and Article X of the Bylaws of the Registrant each provide for the indemnification of the directors and officers of the Registrant and limit the personal monetary liability of directors of the Registrant to the fullest extent permitted by current Delaware law. The Registrant has also entered into indemnification contracts with certain of its directors and officers. The Registrant also maintains insurance coverage relating to certain liabilities of its directors and officers.

Item 16. Exhibits.
Exhibit Number	Description
4(a)	Composite Certificate of Incorporation, as amended. (Incorporated by reference to Exhibit 3(a)(i) to Form 10-K for the year ended June 20, 1999 (File No. 1-44).)
4(b)	Bylaws, as amended and restated. (Incorporated by reference to Exhibit 3(ii) to Form 10-Q for the quarter ended March 31, 2000 (File No. 1-44).)
5	Opinion and consent of David J. Smith.
23	Consent of independent auditors.
24	Powers of Attorney.

Item 17. Undertakings.

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

      to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
      to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;
      to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing bylaw provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Decatur, State of Illinois, on July 2, 2001.

ARCHER-DANIELS-MIDLAND COMPANY

  /s/ David J. Smith

David J. Smith

Vice President, Secretary

   and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on July 2, 2001 by the following persons in the capacities indicated:
Signature	Title
G. Allen Andreas, Jr.*	Chairman and Chief Executive Officer
(Principal Executive Officer)
/s/ Douglas J. Schmalz	Vice President and Chief Financial Officer
Douglas J. Schmalz	(Principal Financial Officer)
/s/ Steven R. Mills	Vice President and Controller
Steven R. Mills	(Principal Accounting Officer)
Dwayne O. Andreas*	Director
John R. Block*	Director
Richard R. Burt*	Director
Mollie H. Carter*	Director
Gaylord O. Coan*	Director
Herman de Boon*	Director
F. Ross Johnson*	Director
David Mimran*	Director
M. Brian Mulroney*	Director
Robert S. Strauss*	Director
John K. Vanier*	Director
O. Glenn Webb*	Director
Andrew Young*	Director

* David J. Smith, by signing his name hereto, does hereby sign this document on behalf of each of the above named officers and directors of the Registrant pursuant to powers of attorney duly executed by such persons.

/s/ David J. Smith

David J. Smith

Attorney-in-fact

EXHIBIT INDEX
Exhibit	Description	Form of Filing
4(a)	Composite Certificate of Incorporation, as amended	Incorporated by Reference
4(b)	Bylaws, as amended and restated	Incorporated by Reference
5	Opinion and consent of David J. Smith	Electronic Transmission
23	Consent of independent auditors	Electronic Transmission
24	Powers of Attorney	Electronic Transmission

EXHIBIT 5

July 2, 2001

Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, Illinois 62526

Gentlemen:

In connection with the proposed registration under the Securities Act of 1933, as amended, of 272,006 shares of Common Stock, without par value, of Archer-Daniels-Midland Company, a Delaware corporation (the "Company"), proposed to be sold by certain shareholders thereof, I have examined such corporate records and other documents, including the Registration Statement on Form S-3, as amended dated the date hereof, relating to such shares (the "Registration Statement"), and I have reviewed such matters of law as I have deemed necessary for this opinion, and I advise you that in my opinion:

1. The Company is a corporation duly organized and existing under the laws of the State of Delaware.

2. The shares of Common Stock proposed to be sold by the selling shareholders named in the Registration Statement are legally and validly issued and fully paid and non-assessable.

I consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name under the heading "Legal Opinions" in the prospectus constituting a part of the Registration Statement and to references to me wherever appearing therein.

Very truly yours,

/s/ David J. Smith

David J. Smith

Vice President, Secretary

and General Counsel

Archer-Daniels-Midland Company

EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement Form S-3 and related Prospectus of Archer-Daniels-Midland Company for the registration of 272,006 shares of its common stock and to the incorporation by reference therein of our report dated July 28, 2000, with respect to the consolidated financial statements of Archer-Daniels-Midland Company incorporated by reference in its Annual Report on Form 10-K for the year ended June 30, 2000, filed with the Securities and Exchange Commission.

/s/ ERNST & YOUNG LLP

ERNST & YOUNG LLP

St. Louis, Missouri

July 2, 2001

EXHIBIT 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May, 2001.

/s/ Dwayne O. Andreas

Dwayne O. Andreas

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May, 2001.

/s/ G. Allen Andreas

G. Allen Andreas

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May, 2001.

/s/ John R. Block

John R. Block

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Richard R. Burt

Richard R. Burt

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Mollie H. Carter

Mollie H. Carter

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Gaylord O. Coan

Gaylord O. Coan

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Herman de Boon

Herman de Boon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ F. Ross Johnson

F. Ross Johnson

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ David Mimran

David Mimran

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ M. Brian Mulroney

M. Brian Mulroney

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Robert S. Strauss

Robert S. Strauss

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ John K. Vanier

John K. Vanier

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ O. Glenn Webb

O. Glenn Webb

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D. J.  SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of securities of said Company proposed to be sold by certain shareholder of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 3rd day of May 2001.

/s/ Andrew Young

Andrew Young

M1:712860.01